DELAWARE GROUP INCOME FUNDS

Delaware Strategic Income Fund
(the "Fund")

Supplement to the Fund's
Institutional Class
Prospectus dated September 30, 2002

This Supplement updates the performance, expense and financial information contained in the Prospectus dated September 30, 2002 for Institutional Class shares of the Delaware Strategic Income Fund (the "Prospectus"). This Supplement should be read in conjunction with the Prospectus. The Prospectus may be obtained by writing or calling your investment dealer or by calling 800 510-4015.

How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns have varied over the past six calendar years, as well as the average annual returns for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect an expense limitation. The returns would be lower without the limitation.

Year-by-year total return (Institutional Class)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (INSTITUTIONAL CLASS)]
1997	1998	1999	2000	2001	2002
9.54%	2.55%	-1.98%	-2.77%	0.57%	13.36%

As of June 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 12.99%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 7.80% for the quarter ended June 30, 2003 and its lowest quarterly return was -2.02% for the quarter ended March 31, 2000.

Average annual returns for periods ending 12/31/02
	1 year	5 years	Lifetime (10/1/96)
Return before taxes	13.36%	2.19%	3.83%
Return after taxes on distributions	12.04%	-0.89%	0.58%
Return after taxes on distributions and sale of Fund shares	8.14%	0.17%	1.41%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	10.25%	7.55%	8.08%

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees[1]	none
Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.65%
	Distribution and service (12b-1) fees	none
	Other expenses	0.90%
	Total annual fund operating expenses[2]	1.55%
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[3] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.	1 year	$158
	3 years	$490
	5 years	$845
	10 years	$1,845

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 The investment manager has agreed to waive fees and pay expenses through March 31, 2004 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

Fund operating expenses including voluntary expense caps in place through March 31, 2004.	Management fees	0.00%
	Distribution and service (12b-1) fees	none
	Other expenses	0.75%
	Total annual fund operating expenses	0.75%

3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 2.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.
Delaware Strategic Income Fund	Institutional Class
	Year ended 7/31
	2003	2002[1]	2001	2000	1999

Net asset value, beginning of period	$3.770	$3.860	$4.310	$4.850	$5.470

Income (loss) from investment operations:
Net investment income[2]	0.256	0.263	0.338	0.424	0.475
Net realized and unrealized gain (loss) on investments and foreign currencies	0.524	(0.073)	(0.408)	(0.540)	(0.603)
Total from investment operations	0.780	0.190	(0.070)	(0.116)	(0.128)

Less dividends and distributions:
From net investment income	(0.238)	(0.142)	(0.207)	(0.365)	(0.457)
From net realized gain on investments	---	---	---	---	(0.035)
In excess of bet investment income	---	---	(0.062)	(0.059)	---
Return of capital	(0.012)	(0.138)	(0.111)	---	---
Total dividends and distributions	(0.250)	(0.280)	(0.380)	(0.424)	(0.492)

Net asset value, end of period	$4.300	$3.770	$3.860	$4.310	$4.850

Total return[3]	21.28%	5.08%	(1.61%)	(2.45%)	(2.46%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,305	$2,284	$1,493	$1,044	$4,350
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.55%	1.59%	1.74%	1.50%	1.30%
Ratio of net investment income to average net assets	6.27%	6.85%	8.31%	9.45%	9.22%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	5.47%	6.01%	7.32%	8.70%	8.67%
Portfolio turnover	422%	349%	200%	127%	156%

1 As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

2 The average shares outstanding method has been applied for per share information.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

This Supplement is dated September 29, 2003.